RESOLUTIONS OF COMMITTEE
             APPOINTED BY THE BOARD OF DIRECTORS OF
                     NATIONSBANK CORPORATION

                         August 3, 1995

     WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of NationsBank Corporation (the "Corporation") at a meeting duly called and held on December 20, 1994, this Committee was appointed by the Board (the "Committee") with full authority to take action in connection with the issuance of up to an aggregate principal amount of $3,000,000,000 (the "Original Authorization") of the Corporation's unsecured debt securities (either senior or subordinated), shares of its preferred stock and shares of its common stock (collectively, the "Securities") to be offered on terms to be determined by the Committee;

     WHEREAS, on February 1, 1995, the Corporation filed a Regis-tration Statement on Form S-3, Registration No. 33-57533 (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to the Securities which are to be offered on a delayed or continuous basis, which Registration Statement was amended on February 23, 1995 and was declared effective on February 24, 1995;

     WHEREAS, the Corporation previously has allocated and designated $2,000,000,000 of the Original Authorization to the Corporation's Medium Term Notes, Series D and has issued $600,000,000 aggregate principal amount of its unsecured debt securities registered under the Registration Statement, leaving $400,000,000 aggregate principal amount of Securities either unissued or unallocated under the Registration Statement; and

     WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation;

               AUTHORIZATION OF SUBORDINATED NOTES

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions adopted by the Board on December 20, 1994,and the terms and provisions of the Indenture between the Corporation and the Bank of New York, as Trustee (the "Trustee"), dated as of January 1, 1995, (the "Indenture"), the Corporation shall issue a series of its subordinated unsecured indebtedness consisting of $350,000,000 in aggregate principal amount of its 7 3/4% Subordinated Notes, due 2015, which series of subordinated notes shall be designated "7 3/4% Subordinated Notes, due 2015" (the "Notes"), and which shall be subject to the terms and entitled to the benefits of the Indenture;

     RESOLVED FURTHER, that the Notes shall bear interest at the rate of 7 3/4% per annum, which interest shall accrue from September 5, 1995, and be payable semiannually on February 15 and August 15, commencing February 15, 1996; and the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

     RESOLVED FURTHER, that the maturity date of the Notes shall be August 15, 2015;

     RESOLVED FURTHER, that the Notes shall be sold to NationsBanc Capital Markets, Inc. and the other Underwriters (as named in the Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Underwriting Agreement, who the Committee understands will reoffer the Notes for sale in a public offering;

     RESOLVED FURTHER, that the Notes shall not be eligible for redemption or entitled to any sinking fund;

     RESOLVED FURTHER, that the Notes shall be sold to the Underwriters on August 29, 1995, at a price of 99.125% of the principal amount, and that the Notes shall be initially offered to the public at a price of 100% of the principal amount;

     RESOLVED FURTHER, that the Committee was advised by the Underwriters that they will initially offer the Notes to certain dealers at the initial public offering price, less a concession not in excess of .50% of the principal amount of the Notes, and that the Underwriters may allow, and such dealers may reallow, a concession not in excess of .25% of such principal amount on sales to other dealers;

     RESOLVED FURTHER, that the Notes shall be issued as Registered Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, in the manner requested by the Representatives (as defined in the Underwriting Agreement), in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery, which date shall occur on or about September 5, 1995, and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

     RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chairman of the Board and Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chairman of the Board and Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chairman of the Board and Chief Executive Officer, Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chairman of the Board of the Corporation, and of James W. Kiser, Secretary of the Corporation, are hereby expressly approved and accepted;

     RESOLVED FURTHER, that pursuant to the provisions of the Indenture, the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, NationsBank of Georgia, National Association, hereby initially is appointed the agent for the Corporation for the registration, transfer, exchange and payment of the Notes (the "Paying Agent"), and authorized to be appointed by the Trustee as authenticating agent, and that the corporate trust office of the Paying Agent located at 600 Peachtree Street, Suite 900, Atlanta, Georgia 30308, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture, or by the Paying Agent, with respect to such appointment of NationsBank of Georgia, National Association, or any other person as any Authorized Officer shall determine, as Paying Agent for the Corporation;

     RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the underwriting agreement (the "Underwriting Agreement"), dated as of August 3, 1995, among the Corporation and the Representatives (as defined therein), in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Notes and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.

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